UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):  August 10, 2010

Puda Coal, Inc.
(Exact name of registrant as specified in its charter)

333-85306
(Commission File Number)

Delaware	65-1129912
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

  426 Xuefu Street, Taiyuan, Shanxi Province,
The People’s Republic of China
(Address of principal executive offices, with zip code)

011 86 351 228 1302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 10, 2010, the Compensation Committee of the Board of Directors of Puda Coal, Inc. (the “Company”) decided to increase the compensation of the Company’s directors and executive officers, in order to reward them for their hard work and contributions to the Company in the past two years.  The increased compensation is not covered by the existing director or employment agreements the Company has with them or the Company’s equity incentive plan as previously disclosed in its proxy statement filed with the Securities and Exchange Commission on April 29, 2010. The follow table summarizes the cash compensation before and after the increase to each director and executive officer of the Company:

Name	Title	Annual Cash Compensation before Increase ($)	Annual Cash Compensation after Increase ($)
Ming Zhao	Chairman of the Board	26,994	50,000
Larry Wizel	Director	40,000	48,000
C. Mark Tang	Director	25,000	30,000
Jianfei Ni	Director	–	5,000
Qiong Wu	Secretary of the Board	–*	20,000*

* The cash compensation to Ms. Wu was for her job as the Secretary to the Board of Directors, not as the Chief Financial Officer of the Company.  Ms. Wu is separately compensated for her job responsibilities as the Chief Financial Officer.

In addition, the Compensation Committee granted each director and executive officer the following equity awards, effective August 10, 2010:

Name	Title	No. of Shares	Vesting Date(s)
Ming Zhao	Chairman of the Board	15,000	8/10/2011
Jianfei Ni	Director	3,679	50% on 8/11/2010; 50% on 2/11/2011
Lawrence Wizel	Director	3,679	50% on 8/11/2010; 50% on 2/11/2011
C. Mark Tang	Director	$25,000 worth of shares calculated based on closing sales price of the Company's common stock on 10/9/2010	50% on 10/9/2010; 50% on 4/9/2011
Liping Zhu	Chief Executive Officer	5,000	8/10/2011
Pengxiang Lang	Chief Operating Officer	5,000	8/10/2011
Qiong Wu	Chief Financial Officer	5,000	8/10/2011

The above stock awards will be subject to the Puda Coal, Inc. 2008 Equity Incentive Plan adopted by the Company on December 29, 2008 (the “Plan”) and the terms and conditions under the applicable restricted stock grant agreements in the forms filed with the Plan under the current report on Form 8-K filed on December 31, 2008.  The description of the Plan and the restricted stock grant agreements in the current report on Form 8-K filed on December 31, 2008 and exhibits thereto are incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

Exhibit No.	Description
10.1	Puda Coal, Inc. 2008 Equity Incentive Plan, incorporated by reference to Exhibit 10.4 to the current report on Form 8-K filed December 31, 2008
10.2	Form of Director Restricted Stock Unit Grant Agreement, incorporated by reference to Exhibit 10.5 to the current report on Form 8-K filed December 31, 2008
10.3	Form of Employee Restricted Stock Unit Grant Agreement, incorporated by reference to Exhibit 10.6 to the current report on Form 8-K filed December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 16, 2010

PUDA COAL, INC.

By:	/s/ Qiong Wu
Name: Qiong Wu
Title: Chief Financial Officer